SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


POWER REIT
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)



        000-54560                         45-3116572
(Commission File Number)       (I.R.S. Employer Identification No.)

301 Winding Road, Old Bethpage, New York	  11804
(Address of Principal Executive Offices)	(Zip Code)

                              (212) 750-0373
         (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 8: OTHER EVENTS


SECTION 8: OTHER EVENTS

Item 8.01

On March 29, 2013, the Registrant announced that its Board of Trustees has set May 21, 2013 as the date of its annual meeting of shareholders and the close of business on April 12, 2013, as the record date for determining shareholders entitled to receive notice of, and to vote at,
the 2013 annual meeting of shareholders.   In addition to this
announcement, Power REIT will separately send notice and proxy materials to shareholders of record.



SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description

99.1	Press Release of Power REIT dated March 29, 2013



SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	March 29, 2013

POWER REIT

By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman